UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 25, 2006

                       PROVIDENT FINANCIAL SERVICES, INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                              001-31566               42-1547151
-----------------------------       ---------------------      ---------------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                       07306-4599
------------------------------------------                       ----------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                ---------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     Item 1.01        Entry into a Material Definitive Agreement.
                      ------------------------------------------

     On May 25, 2006, the Board of Directors of Provident Financial Services, Inc. (the "Company"), which is the holding company for The Provident Bank (the "Bank"), the wholly-owned savings bank subsidiary of the Company, approved change in control agreements between the Company and Janet D. Krasowski, Senior Vice President-Human Resources of the Bank, and Giacamo Novielli, Senior Vice President and Chief Information Officer of the Bank (Ms. Krasowski and Mr. Novielli hereinafter referred to as the "Executives").

     The change in control agreement, the form of which was filed as an Exhibit to the Company's Registration Statement on Form S-1 (Registration No. 333-98241), provides certain benefits to each of the Executives in the event of a change in control of the Company or the Bank. Each agreement is for a term of 24 months, renewing annually unless notice of non-renewal is given. If notice of non-renewal is provided, the agreement terminates 24 months following the applicable anniversary date. Following a change in control of the Company or the Bank, as defined in the change in control agreement, the Executive is entitled to a severance payment if his or her employment is terminated other than for cause, disability or retirement, or if the Executive terminates employment for good reason. Good reason is generally defined to include the assignment of duties materially inconsistent with the Executive's positions, duties or responsibilities as in effect prior to the change in control, a reduction in his or her annual compensation or benefits, or relocation of his or her principal place of employment by more than 25 miles from its location immediately prior to the change in control, or a failure of the Company to obtain an assumption of the agreement by its successor. Severance under the agreement is a cash payment equal to two times the highest annualized rate of base salary and other cash compensation paid to him or her during the year in which he or she was terminated or either of the immediately preceding two calendar years, whichever is greater. In addition, the Executive is entitled to receive life, health, dental and disability coverage for two years following termination of employment. Notwithstanding any provision to the contrary in the agreement, payments are reduced to the extent necessary to prevent an excess parachute payment under Section 280G of the Internal Revenue Code.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            PROVIDENT FINANCIAL SERVICES, INC.



DATE:  May 30, 2006                   By:    /s/Christopher Martin
                                            -------------------------------
                                            Christopher Martin, President